As filed with the Securities and Exchange Commission on August 23, 2007

Registration No. 333-145354

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORMS F-4* and S-4*

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Etablissements Delhaize Frères et Cie “Le Lion” (Groupe Delhaize)

(Exact Name of Registrant as Specified in its Charter)**

Delhaize Brothers and Co. “The Lion” (Delhaize Group)

(Translation of Registrant’s Name Into English)

** The registrant’s charter (articles of association) specifies the registrant’s name in French, Dutch and English.

Belgium	5411	98-0226019
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Square Marie Curie 40

1070 Brussels

Belgium

(32) 2 412 22 11

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

See Table of Additional Registrants Below

G. Linn Evans

Delhaize America, Inc.

2110 Executive Drive

Salisbury, North Carolina 28147

(704) 633-8250

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

With a copy to:

J. Steven Patterson

Akin, Gump, Strauss, Hauer, & Feld, L.L.P.

Robert S. Strauss Building

1333 New Hampshire Avenue, N.W.

Washington, DC 20036-1564

(202) 887-4000

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earliest effective registration statement for the same offering.  ☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants will file a further amendment which specifically states that this Registration Statement will thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement will become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Table of Additional Registrants

Name	State or Other Jurisdiction of Incorporation	I.R.S. Employer Identification No.
Delhaize America, Inc. (1)	North Carolina	56-0660192

Food Lion, LLC (1)	North Carolina	56-2173154

Hannaford Bros. Co. (2)	Maine	01-0085930

Kash n’ Karry Food Stores, Inc. (3)	Delaware	95-4161591

FL Food Lion, Inc. (1)	Florida	56-2051565

Risk Management Services, Inc. (1)	North Carolina	55-0660192

Hannbro Company (4)	Maine	01-0531895

Martin’s Foods of South Burlington, Inc. (4)	Vermont	03-0222879

Shop ‘n Save-Mass., Inc. (4)	Massachusetts	04-3022931

Hannaford Procurement Corp. (4)	Maine	01-0512080

Boney Wilson & Sons, Inc. (4)	North Carolina	56-0709778

J.H. Harvey Co., LLC (1)	Georgia	05-0582869

Hannaford Licensing Corp. (4)	Maine	01-0512079

Victory Distributors, Inc. (4)	Massachusetts	04-2440100

(1)	The address and telephone number of the principal executive offices of these registrants is P.O. Box 1330, 2110 Executive Drive, Salisbury, North Carolina 28145-1330, (704) 633-8250.
(2)	The address and telephone number of the principal executive offices of this registrant is 145 Pleasant Hill Road, Scarborough, Maine 04074, (207) 883-2911.
(3)	The address and telephone number of the principal executive offices of this registrant is 3801 Sugar Palm Drive, Tampa Florida 33619, (813) 620-1139.
(4)	The address and telephone number of the principal executive offices of these registrants is 145 Pleasant Hill Road, Scarborough, Maine 04074, (207) 885-3071.

*	This registration statement comprises a filing on Form F-4 with respect to the securities of Etablissements Delhaize Frères et Cie “Le Lion” (Groupe Delhaize) and a filing on Form S-4 with respect to the securities of all other registrants.

Part II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20.	Indemnification of Directors and Officers

Under Belgian law, the directors of a company may be liable for damages to the company in case of improper performance of their duties. Delhaize Group’s directors may be liable to Delhaize Group and to third parties for infringement of Delhaize Group’s articles of association or Belgian company law. Under certain circumstances, directors may be criminally liable. Delhaize Group maintains liability insurance for the benefit of its directors and executive officers.

In order to provide enhanced liability protection for its directors and to attract and retain highly qualified individuals to act as directors, Delhaize Group’s Board of Directors approved on May 3, 2005 the undertaking of Delhaize Group to indemnify Mr. Pierre-Olivier Beckers, Baron Georges Jacobs, Count Arnoud de Pret Roose de Calesberg, Count Richard Goblet d’Alviella, Mr. Robert J. Murray, Dr. William L. Roper and Mr. Didier Smits and all future directors to the maximum extent permitted by law, except if the liability or expense is covered by insurance taken by Delhaize Group or if the liability of a director would arise out of such director’s fraud or willful misconduct.

ITEM 21.	Exhibits and Financial Schedules

A list of exhibits included as part of this registration statement is set forth on the Exhibit Index, which immediately precedes the exhibits and is incorporated by reference herein.

ITEM 22.	Undertakings

Each of the undersigned registrants hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i.	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

ii.	To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

iii.	To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in the registration statement;

(2)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

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(4)	That, for the purpose of determining liability under the Securities Act to any purchaser:

(a)	Each prospectus filed by the registrants pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(b)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date;

(5)	That, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(6)	To (i) respond to requests for information that is incorporated by reference into the Prospectus pursuant to Item 4, 10(b), 11, or 13 of Form F-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means; and (ii) arrange or provide for a facility in the United States for the purposes of responding to such requests. The undertaking in subparagraph (i) above includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request; and

(7)	To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants under the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undesigned, thereunto duly authorized, in the City of Brussels, Kingdom of Belgium, on August 23, 2007.

ETABLISSEMENTS DELHAIZE FRERES ET
CIE “LE LION” (GROUPE DELHAIZE)

By:	/S/ RICHARD A. JAMES
Richard A. James
Vice President—Finance

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

* Baron Georges Jacobs	Chairman of the Board

* Pierre-Olivier Beckers	President and Chief Executive Officer, Director (Principal Executive Officer)

* B. Craig Owens	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

/S/ G. LINN EVANS G. Linn Evans	Authorized Representative in the United States

* Claire H. Babrowski	Director

* Count Arnoud de Pret Roose de Calesberg	Director

* Jacques de Vaucleroy	Director

* Hugh G. Farrington	Director

* Count Richard Goblet d’Alviella	Director

* Robert J. Murray	Director

* Dr. William Roper	Director

Signature	Title

* Didier Smits	Director

* Luc Vansteenskiste	Director

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salisbury, State of North Carolina, on August 23, 2007.

DELHAIZE AMERICA, INC.

By:	/s/ RICHARD A. JAMES
Name:	Richard A. James
Title:	Vice President of Finance and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

* Pierre-Olivier Beckers	President and Chief Executive Officer, Director (Principal Executive Officer)

* Carol M. Herndon	Executive Vice President—Accounting and Analysis Chief Accounting Officer (Principal Financial and Accounting Officer)

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salisbury, State of North Carolina, on August 23, 2007.

FOOD LION, LLC

By:	/s/ G. LINN EVANS
Name:	G. Linn Evans
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

* Richard A. Anicetti	President and Chief Executive Officer and Manager (Principal Executive Officer)

/S/ RICHARD A. JAMES Richard A. James	Treasurer (Principal Financial and Accounting Officer)

* Pierre-Olivier Beckers	Manager

/S/ G. LINN EVANS G. Linn Evans	Manager

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scarborough, State of Maine, on August 23, 2007.

HANNAFORD BROS. CO.

By:	/s/ EMILY D. DICKINSON
Name:	Emily D. Dickinson
Title:	Senior Vice President, Secretary and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

* Ronald C. Hodge	President and Chief Executive Officer Director (Principal Executive Officer)

* Gregory M. Amoroso	Vice President—Finance and Controller (Principal Financial and Accounting Officer)

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scarborough, State of Maine, on August 23, 2007.

KASH N’ KARRY FOOD STORES, INC.

By:	/s/ EMILY D. DICKINSON
Name:	Emily D. Dickinson
Title:	Secretary and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

* Shelley G. Broader	President and Chief Executive Officer (Principal Executive Officer)

* Gregory L. Lucarelli	Treasurer (Principal Financial and Accounting Officer)

* Ronald C. Hodge	Chairman and Director

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salisbury, State of North Carolina, on August 23, 2007.

FL FOOD LION, INC.

By:	/s/ G. LINN EVANS
Name:	G. Linn Evans
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

* Richard A. Anicetti	President and Director (Principal Executive Officer)

/S/ RICHARD A. JAMES Richard A. James	Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)

* R. Glenn Dixon, Jr.	Director

/S/ G. LINN EVANS G. Linn Evans	Director

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salisbury, State of North Carolina, on August 23, 2007.

RISK MANAGEMENT SERVICES, INC.

By:	/s/ G. LINN EVANS
Name:	G. Linn Evans
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

* Dewey R. Preslar, Jr.	President and Director (Principal Executive Officer)

/S/ RICHARD A. JAMES Richard A. James	Treasurer (Principal Financial and Accounting Officer)

* L. Darrell Johnson	Director

/S/ G. LINN EVANS G. Linn Evans	Director

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scarborough, State of Maine, on August 23, 2007.

HANNBRO COMPANY

By:	/s/ EMILY D. DICKINSON
Name:	Emily D. Dickinson
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

/S/ EMILY D. DICKINSON Emily D. Dickinson	President and Director (Principal Executive Officer)

* Gregory L. Lucarelli	Treasurer, Secretary and Director (Principal Financial and Accounting Officer)

* Ronald C. Hodge	Vice President and Director

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scarborough, State of Maine, on August 23, 2007.

MARTIN’S FOODS OF SOUTH BURLINGTON, INC.

By:	/s/ EMILY D. DICKINSON
Name:	Emily D. Dickinson
Title:	Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

* Ronald C. Hodge	President and Director (Principal Executive Officer)

* Gregory L. Lucarelli	Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)

* Arthur A. Aleshire	Vice President and Director

/S/ EMILY D. DICKINSON Emily D. Dickinson	Assistant Secretary and Director

* Douglas C. Pierson	Secretary and Director

* Richard H. Wadhams, Jr.	Director

* Katharine R. Quinn	Director

* Judith A. White	Director

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scarborough, State of Maine, on August 23, 2007.

SHOP ’N SAVE-MASS., INC.

By:	/s/ EMILY D. DICKINSON
Name:	Emily D. Dickinson
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

* Ronald C. Hodge	President (Principal Executive Officer)

* Gregory L. Lucarelli	Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)

* Cristin Sutherland	Director

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scarborough, State of Maine, on August 23, 2007.

HANNAFORD PROCUREMENT CORP.

By:	/s/ EMILY D. DICKINSON
Name:	Emily D. Dickinson
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

* Ronald C. Hodge	President and Director (Principal Executive Officer)

* Gregory L. Lucarelli	Treasurer, Assistant Secretary and Director (Principal Financial and Accounting Officer)

/S/ EMILY D. DICKINSON Emily D. Dickinson	Secretary and Director

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scarborough, State of Maine, on August 23, 2007.

BONEY WILSON & SONS, INC.

By:	/s/ EMILY D. DICKINSON
Name:	Emily D. Dickinson
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

* Ronald C. Hodge	President and Director (Principal Executive Officer)

* Gregory L. Lucarelli	Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)

* Arthur A. Aleshire	Vice President and Director

/S/ EMILY D. DICKINSON Emily D. Dickinson	Secretary and Director

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salisbury, State of North Carolina, on August 23, 2007.

J.H. HARVEY CO., LLC

By:	/s/ G. LINN EVANS
Name:	G. Linn Evans
Title:	Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

* Margaret M. Ham	President (Principal Executive Officer)

/S/ RICHARD A. JAMES Richard A. James	Treasurer (Principal Financial and Accounting Officer)

* Richard A. Anicetti	Manager

* R. Glenn Dixon	Manager

/S/ G. LINN EVANS G. Linn Evans	Manager

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scarborough, State of Maine, on August 23, 2007.

HANNAFORD LICENSING CORP.

By:	/s/ EMILY D. DICKINSON
Name:	Emily D. Dickinson
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

* Ronald C. Hodge	President and Director (Principal Executive Officer)

* Gregory L. Lucarelli	Treasurer, Assistant Secretary and Director (Principal Financial and Accounting Officer)

/S/ EMILY D. DICKINSON Emily D. Dickinson	Secretary and Director

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scarborough, State of Maine, on August 23, 2007.

VICTORY DISTRIBUTORS, INC.

By:	/s/ EMILY D. DICKINSON
Name:	Emily D. Dickinson
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on August 23, 2007.

Signature	Title

* Ronald C. Hodge	President (Principal Executive Officer)

* Gregory L. Lucarelli	Treasurer (Principal Financial and Accounting Officer)

* Cristin Sutherland	Director

*By:	/S/ RICHARD A. JAMES
Richard A. James as Attorney-in-Fact

INDEX TO EXHIBITS

The following is a complete list of exhibits filed as part of this registration statement:

Exhibit No.	Description
3.1	Articles of Association of Delhaize Group (English translation) (incorporated by reference to Exhibit 1.1 to Delhaize Group’s annual report on Form 20-F, filed on June 29, 2007)

4.1	Cross Guarantee Agreement, dated May 21, 2007, by and among Delhaize Group, Delhaize America, Inc. Food Lion, LLC, Hannaford Bros. Co., Kash n’ Karry Food Stores, Inc., FL Food Lion, Inc., Risk Management Services, Inc., Hannbro Company, Martin’s Foods of South Burlington, Inc., Shop ‘n Save-Mass, Inc., Hannaford Procurement Corp., Boney Wilson & Sons, Inc., J.H. Harvey Co., LLC, Hannaford Licensing Corp. and Victory Distributors, Inc. (incorporated by reference to Exhibit 99.2 to Delhaize Group’s Report on Form 6-K, filed on May 29, 2007)

4.2	Indenture, dated as of June 27, 2007, by and among Delhaize Group and The Bank of New York, as trustee (incorporated by reference to Exhibit 2.11 to Delhaize Group’s annual report on Form 20-F, filed on June 29, 2007)

4.3	Deposit Agreement, dated as of June 27, 2007, among Delhaize Group and The Bank of New York , as CDI Depositary (incorporated by reference to Exhibit 2.13 to Delhaize Group’s annual report on Form 20-F, filed on June 29, 2007)

4.4*	Agency Agreement, dated June 27, 2007, by and among Delhaize Group, ING Belgium SA/NV, as principal paying agent, and The Bank of New York, as trustee

4.5	Registration Rights Agreement, dated as of June 27, 2007, by and among Delhaize Group, Bank of America Securities LLC and Merrill Lynch & Co. as Initial Purchasers and certain Guarantors (incorporated by reference to Exhibit 2.15 to Delhaize Group’s annual report on Form 20-F, filed on June 29, 2007)

5.1*	Opinion of Freshfields Bruckhaus Deringer, Brussels, Belgium

5.2*	Opinion of Akin Gump Strauss Hauer & Feld LLP, Washington, D.C.

5.3*	Opinion of Assistant General Counsel of Delhaize America, Inc., Salisbury, North Carolina

5.4*	Opinion of General Counsel of Hannaford Bros. Co., Scarborough, Maine

5.5*	Opinion of Pierson Wadhams Quinn Yates & Coffrin, Burlington, Vermont

5.6*	Opinion of Studstill & Perry, LLP, Nashville, Georgia

5.7*	Opinion of Barnett, Bolt, Kirkwood, Long & McBride, Tampa, Florida

10.1	Indenture, dated as of April 15, 2001, by and among Delhaize America, Food Lion, LLC and The Bank of New York, as trustee (Filed as Exhibit 10.1 to Delhaize America’s current report on Form 8-K/A (File No. 1-15275) filed with the SEC on April 26, 2001 and incorporated by reference herein)

10.2	First Supplemental Indenture, dated as of April 19, 2001, by and among Delhaize America, Food Lion, LLC and The Bank of New York, as trustee (Filed as Exhibit 10.2 to Delhaize America’s current report on Form 8-K/A (File No. 1-15275) filed with the SEC on April 26, 2001 and incorporated by reference herein)

Exhibit No.	Description
10.3	Second Supplemental Indenture, dated as of September 6, 2001, by and among Delhaize America, Food Lion, LLC, Hannaford Bros. Co., Kash n’ Karry Food Stores, Inc. and The Bank of New York, as Trustee (Filed as Exhibit 4(e) to Delhaize America’s Registration Statement on Form S-4 (File No. 333-69520) filed with the SEC on September 17, 2001 and incorporated by reference herein)

10.4	Form of Third Supplemental Indenture, dated as of November 15, 2001, by and among Delhaize America, Food Lion, LLC, Hannaford Bros. Co., Kash n’ Karry Food Stores, Inc., FL Food Lion, Inc., Risk Management Services, Inc., Hannbro Company, Martin’s Foods of South Burlington, Inc., Shop N Save-Mass., Inc., Hannaford Procurement Corp., Boney Wilson & Sons, Inc. and The Bank of New York, as Trustee (Filed as Exhibit 4(f) of Amendment No. 2 to Delhaize America’s Registration Statement on Form S-4 (File No. 333-69520) filed with the SEC on November 15, 2001 and incorporated by reference herein)

10.5	Registration Rights Agreement, dated as of April 19, 2001, by and among Delhaize America, Food Lion, LLC and Salomon Smith Barney Inc., Chase Securities Inc. and Deutsche Banc Alex. Brown, Inc., in their respective capacities as initial purchasers and as representatives of each of the other initial purchasers (Filed as Exhibit 10.3 to Delhaize America’s current report on Form 8-K/A (File No. 1-15275) filed with the SEC on April 26, 2001 and incorporated by reference herein)

10.6	Fourth Supplemental Indenture, dated March 10, 2004 and effective as of December 31, 2003, by and among Delhaize America, Inc., Food Lion, LLC, Hannaford Bros. Co, Kash n’ Karry Food Stores, Inc., FL Food Lion, Inc., Risk Management Services, Inc., Hannbro Company, Martin’s Foods of South Burlington, Inc., Shop ‘n Save-Mass, Inc., Hannaford Procurement Corp., Boney Wilson & Sons, Inc., J.H. Harvey Co., LLC, Hannaford Licensing Corp. and The Bank of New York, as Trustee (Filed as Exhibit 4(h) to Delhaize America’s annual report on Form 10-K (File No. 0-6080) filed with the SEC on April 2, 2004 and incorporated by reference herein)

10.7	Trust Deed, dated April 30, 2004, between Delhaize Group S.A. and The Bank of New York (Filed as Exhibit 2.7 to Delhaize Group’s annual report on Form 20-F (File No. 333-13302) filed with the SEC on June 30, 2004 and incorporated by reference herein)

10.8	Fifth Supplemental Indenture, dated as of May 17, 2005, by and among Delhaize America, Food Lion, LLC, Hannaford Bros. Co., Kash N’ Karry Food Stores, Inc., Fl Food Lion, Inc., Risk Management Services, Inc., Hannbro Company, Martin’s Foods Of South Burlington, Inc., Shop ‘N Save-Mass., Inc., Hannaford Procurement Corp., Boney Wilson & Sons, Inc., J.H. Harvey Co., Llc, Hannaford Licensing Corp., Victory Distributors, Inc. and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4 to Delhaize America’s Quarterly Report on Form 10-Q filed May 17, 2005)

10.9	Agreement of Resignation, Appointment and Acceptance, dated as of April 19, 2006, among Delhaize America, the guarantors signatory thereto, and The Bank of New York, as resigning trustee, and The Bank of New York Trust Company, N.A., as new trustee (incorporated by reference to Exhibit 4(k) to Delhaize America’s Annual Report on Form 10-K filed March 30, 2007)

10.10	Sixth Supplemental Indenture, dated as of May 21, 2007, among Delhaize America, Inc, as issuer, Delhaize Group, Food Lion, LLC, Hannaford Bros. Co., Kash n’ Karry Food Stores, Inc., FL Food Lion, Inc., Risk Management Services, Inc., Hannbro Company, Martin’s Foods of South Burlington, Inc., Shop ‘n Save-Mass, Inc., Hannaford Procurement Corp., Boney Wilson & Sons, Inc., J.H. Harvey Co., LLC, Hannaford Licensing Corp. and Victory Distributors, Inc. and The Bank of New York Trust Company N.A., as Trustee, to that certain Indenture, dated as of April 15, 2001 (incorporated by reference to Exhibit 99.5 to Delhaize Group’s Report on Form 6-K, filed on May 29, 2007)

Exhibit No.	Description
10.11	Agreement and Plan of Share Exchange dated November 16, 2000 by and between Delhaize Group and Delhaize America, as amended (included as Annex A to Delhaize Group’s registration statement on Form F-4 (File No. 333-13302) filed with the SEC on March 23, 2001 and incorporated by reference herein)

10.12	Form of Deposit Agreement among Delhaize Group, The Bank of New York and all holders from time to time of Delhaize Group ADRs (Filed as Exhibit 4.1 to Delhaize Group’s registration statement on Form F-4 (File No. 333-13302) filed with the SEC on March 23, 2001 and incorporated by reference herein)

10.13	Fiscal Agency Agreement dated May 18, 1999 between Delhaize Group, as issuer, Banque Bruxelles Lambert S.A., as fiscal agent, and Banque Bruxelles Lambert S.A. and Banque Générale du Luxembourg S.A., as paying agents (Filed as Exhibit 10.2 to Delhaize Group’s registration statement on Form F-4 (File No. 333-13302) filed with the SEC on March 23, 2001 and incorporated by reference herein)

10.14	Revolving Credit Agreement dated November 4, 1999 among Delhaize Group, Delhaize The Lion Coordination Center and Fortis Banque (Filed as Exhibit 10.4 to Delhaize Group’s registration statement on Form F-4 (File No. 333-13302) filed with the SEC on March 23, 2001 and incorporated by reference herein)

10.15	Fiscal Agency Agreement dated February 13, 2001 between Delhaize “The Lion” Nederland B.V., as issuer, Delhaize Group, as guarantor, Fortis Bank nv-sa, as fiscal agent, and Banque Générale du Luxembourg S.A. and Fortis Bank nv-sa, as paying agents (Filed as Exhibit 10.5 to Delhaize Group’s registration statement on Form F-4 (File No. 333-13302) filed with the SEC on March 23, 2001 and incorporated by reference herein)

10.16	Fiscal Agency Agreement dated May 20, 2002 between Delhaize Finance B.V., as issuer, Delhaize Group, as guarantor, Fortis Bank NV-SA, as fiscal agent, and Banque Générale du Luxembourg S.A., Fortis Bank (Nederland) N.V. and Fortis Bank NV-SA, as paying agents (Filed as Exhibit 4.6 to Delhaize Group’s annual report on Form 20-F (File No. 333-13302) filed with the SEC on June 30, 2003 and incorporated by reference herein)

10.17	Amended and Restated Credit Agreement, dated as of May 21, 2007, among Delhaize America, Inc., as borrower, Delhaize Group, as guarantor, the subsidiary guarantors party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, issuing bank and swingline lender (incorporated by reference to Exhibit 99.3 to Delhaize Group’s Report on Form 6-K, filed on May 29, 2007)

10.18	Purchase Agreement, dated as of June 18, 2007, by and among Delhaize Group, Bank of America Securities LLC and Merrill Lynch & Co. (incorporated by reference to Exhibit 2.14 to Delhaize Group’s annual report on Form 20-F, filed on June 29, 2007)

10.19	Indenture, dated as of June 27, 2007, by and among Delhaize Group and The Bank of New York, as trustee (incorporated by reference to Exhibit 2.12 to Delhaize Group’s annual report on Form 20-F, filed on June 29, 2007)

12.1*	Statement regarding computation of ratios

21.1	Subsidiaries of Delhaize Group (as of December 31, 2006) (incorporated by reference to Exhibit 8.1 to Delhaize Group’s Annual Report on Form 20-F for the fiscal year ended December 31, 2006)

23.1*	Consent of Deloitte Bedrijfsrevisoren / Reviseurs d’Entreprises BVo.v.v.e. CVBA/SC s.f.d. SCRL

23.2*	Consent of Freshfields Bruckhaus Deringer (included in Exhibit 5.1)

Exhibit No.	Description
23.3*	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.2)

23.4*	Consent of Assistant General Counsel of Delhaize America, Inc. (included in Exhibit 5.3)

23.5*	Consent of General Counsel of Hannaford Bros. Co. (included in Exhibit 5.4)

23.6*	Consent of Pierson Wadhams Quinn Yates & Coffrin (included in Exhibit 5.5)

23.7*	Consent of Studstill & Perry, LLP (included in Exhibit 5.6)

23.8*	Consent of Barnett, Bolt, Kirkwood, Long & McBride (included in Exhibit 5.7)

24.1*	Powers of Attorney (included on signature pages of registration statement)

25.1*	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939 of The Bank of New York

99.1*	Form of Letter of Transmittal

*	Previously Filed